EAGLE SERIES TRUST
EAGLE SMALL CAP STOCK FUND

SUPPLEMENT DATED NOVEMBER 20, 2014
TO THE PROSPECTUS DATED MARCH 1, 2014

*** Important Notice Regarding Fund Reorganization ***

Reorganization.  The Board of Trustees (the “Board”) of Eagle Series Trust (the “Trust”) has approved the reorganization of the Eagle Small Cap Stock Fund (the “Fund”), a series of the Trust, into the Eagle Smaller Company Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”).  Eagle Asset Management, Inc. (“Eagle”), the adviser to the Fund, recommended the Reorganization to the Board because of the limited viability of the Fund in light of its current asset size and narrow prospects for future asset growth.  In order to accomplish the Reorganization, the Board approved a Plan of Reorganization and Termination (the “Plan”).  The Reorganization does not require approval by shareholders of the Fund and is expected to take place at the close of business on or about February 23, 2015.

The Plan provides for: (1) the transfer of the Fund’s assets to the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund that correspond to each class of shares of the Fund; and (2) the Fund to distribute the shares of the Acquiring Fund received by the Fund to its shareholders in complete liquidation of the Fund and in cancellation of all of the Fund’s shares.  Each shareholder of the Fund will receive the number of full and fractional shares of each class of the Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Fund held by the shareholder prior to the Reorganization.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

You do not need to take any action for the Reorganization to take effect.  The Fund will mail to you an Information Statement in order to provide you with additional information regarding the Reorganization.  This Information Statement also will be available at www.eagleasset.com and on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Suspension of Purchases.  As a result of the Reorganization, effective January 17, 2015, the Fund will no longer accept purchases of Fund shares or exchanges into the Fund.

Please feel free to contact Eagle at 1-800-421-4184 with any questions you may have regarding the Reorganization.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE